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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 29, 2001
                                                 -------------------------------



                          MICROWARE SYSTEMS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       IOWA                              0-27988                 42-1073916
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File number)           Identification No.)



1500 N.W. 118TH STREET, DES MOINES, IOWA                          50325
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (515) 223-8000
                                                     ---------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

     On June 29, 2001, Microware Systems Corporation (the "Registrant") entered into an Agreement and Plan of Merger by and among RadiSys Corporation ("RadiSys"), Drake Merger Sub, Inc., a wholly-owned subsidiary of RadiSys ("Drake Merger Sub"), and the Registrant (the "Merger Agreement"), pursuant to which (a) Drake Merger Sub commenced a cash tender offer (the "Offer") on July 5, 2001 for all outstanding shares of common stock of the Registrant (the "Shares") at $0.68 per share (the "Offer Price"); and (b) as soon as reasonably practicable after the consummation of the Offer, Drake Merger Sub will merge with and into the Registrant, with the Registrant being the surviving corporation of the merger (the "Merger"). At the effective time of the Merger, each outstanding Share (other than Shares owned by RadiSys, Drake Merger Sub or any other wholly owned subsidiary of RadiSys or held by shareholders, if any, who are entitled to and who properly exercise dissenters' rights under Iowa law) will be converted into the right to receive the Offer Price without interest. Immediately after the Merger, the Registrant will become the wholly-owned subsidiary of RadiSys. If the Merger Agreement is terminated under certain circumstances, the Registrant agreed to pay RadiSys a termination fee of up to $775,000. The Offer is subject to the satisfaction of certain conditions contained in the Merger Agreement.

     A copy of the press release issued by RadiSys, dated July 2, 2001, is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               10.1 Offer to Purchase dated July 5, 2001 (incorporated herein by reference to Exhibit (a)(1)(A) of Schedule TO filed July 5, 2001 by RadiSys).

               10.2 Letter of Transmittal (incorporated herein by reference to Exhibit (a)(1)(B) of Schedule TO filed July 5, 2001 by RadiSys).

               10.3 Agreement and Plan of Merger, dated as of June 29, 2001, by and among RadiSys, Purchaser and the Company (incorporated herein by reference to Exhibit (d)(1) of Schedule TO filed July 5, 2001 by RadiSys).

               10.4 Letter to Shareholders of the Company dated July 6, 2001 (incorporated herein by reference to Exhibit 4 of Schedule 14D-9 filed July 6, 2001 by Registrant).

               10.5 Press release issued by RadiSys dated July 2, 2001 (incorporated herein by reference to Schedule TO-C filed July 2, 2001 by RadiSys).

               10.6 Opinion of Houlihan Lokey Howard & Zukin Capital dated June 29, 2001 (incorporated herein by reference to Annex I to Schedule 14D-9 filed July 6, 2001 by Registrant).

               10.7 19.9% Option Agreement, dated June 29, 2001, between Drake Merger


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                      Sub and Registrant (incorporated herein by reference to
                      Exhibit (d)(2) of Schedule TO filed July 5, 2001 by RadiSys).

               10.8 Termination and Buy-out Agreement, dated June 29, 2001, by and among Registrant, Elder Court, LLC, Roth Capital Partners, Inc., Carbon Mesa Partners, LLC and Anthony Soich (incorporated herein by reference to Exhibit (d)(5) of Schedule TO filed July 5, 2001 by RadiSys).

               10.9 Form of Shareholder's Agreement, dated June 29, 2001, by and among RadiSys, Drake Merger Sub and certain shareholders of Registrant (incorporated herein by reference to Exhibit (d)(3) of Schedule TO filed July 5, 2001 by RadiSys).

               10.10 Shareholder's Agreement, dated June 29, 2001, by and among Motorola, Inc. RadiSys and Drake Merger Sub (incorporated herein by reference to Exhibit (d)(4) of Schedule TO filed July 5, 2001 by RadiSys).



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 9, 2001


                                      MICROWARE SYSTEMS CORPORATION


                                      By: /s/ Kenneth B. Kaplan
                                          --------------------------------------
                                          Kenneth B. Kaplan, President and Chief
                                          Executive Officer



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                                      INDEX


Exhibit
Number         Description of Document
-------        -----------------------
 10.1          Offer to Purchase dated July 5, 2001 (incorporated herein by reference to Exhibit (a)(1)(A) of Schedule TO filed July 5, 2001 by RadiSys).

 10.2 Letter of Transmittal (incorporated herein by reference to Exhibit (a)(1)(B) of Schedule TO filed July 5, 2001 by RadiSys).

 10.3 Agreement and Plan of Merger, dated as of June 29, 2001, by and among RadiSys, Purchaser and the Company (incorporated herein by reference to Exhibit (d)(1) of Schedule TO filed July 5, 2001 by
               RadiSys).

 10.4          Letter to Shareholders of the Company dated July 6, 2001
               (incorporated herein by reference to Exhibit 4 of Schedule 14D-9 filed July 6, 2001 by Registrant).

 10.5 Press release issued by RadiSys dated July 2, 2001 (incorporated herein by reference to Schedule TO-C filed July 2, 2001 by RadiSys).

 10.6          Opinion of Houlihan Lokey Howard & Zukin Capital dated June 29,
               2001 (incorporated herein by reference to Annex I to Schedule
               14D-9 filed July 6, 2001 by Registrant).

 10.7          19.9% Option Agreement, dated June 29, 2001, between Drake Merger
               Sub and Registrant (incorporated herein by reference to Exhibit
               (d)(2) of Schedule TO filed July 5, 2001 by RadiSys).

 10.8 Termination and Buy-out Agreement, dated June 29, 2001, by and among Registrant, Elder Court, LLC, Roth Capital Partners, Inc.,
               Carbon Mesa Partners, LLC and Anthony Soich (incorporated herein by reference to Exhibit (d)(5) of Schedule TO filed July 5, 2001 by RadiSys).

 10.9 Form of Shareholder's Agreement, dated June 29, 2001, by and among RadiSys, Drake Merger Sub and certain shareholders of Registrant (incorporated herein by reference to Exhibit (d)(3) of Schedule TO filed July 5, 2001 by RadiSys).

 10.10         Shareholder's Agreement, dated June 29, 2001, by and among
               Motorola, Inc. RadiSys and Drake Merger Sub (incorporated herein by reference to Exhibit (d)(4) of Schedule TO filed July 5, 2001 by RadiSys).


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